                                                        PRUCO LIFE INSURANCE COMPANY
                                              PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                                                     STRATEGIC PARTNERSSM HORIZON

                                  Supplement, dated August 13, 2004 to Prospectuses Dated May 1, 2004

This supplement should be read and retained with the current prospectus for your Strategic Partners Horizon annuity contract.  If you would like another copy of a current prospectus, please contact us at (888) PRU-2888.

Changes to certain systems under which we administer your annuity will take effect on or about September 7, 2004.  These changes are the result of further efforts to integrate American Skandia Life Assurance Corporation's operations into the operations of other subsidiary companies of Prudential Financial, Inc.  The change below regarding assignments is part of those systems-related changes, and the change below regarding company taxes is simply updated disclosure.

This supplement is intended to update certain information in the May 1, 2004 prospectus for the version of Strategic Partners Horizon that you own (i.e., either the Pruco Life or Pruco Life of New Jersey version), and is not intended to be a prospectus or offer for the other version of Strategic Partners Horizon listed here.

COMPANY TAXES:  In Section 6 of each prospectus, we add a new heading entitled "Company Taxes," which provides as follows:

         "In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law.  These benefits reduce our overall corporate income tax liability.  Under current law, such benefits may include foreign tax credits and corporate dividends received deductions.  We do not pass these tax benefits through to owners of the annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii)
we do not currently pass through company income taxes on the taxable corporate earnings created by this annuity.  We reserve the right to change these tax practices."

ASSIGNMENT:  In Section 9 of each prospectus, under the heading entitled "Assignment," we add the following sentence to the end of the first paragraph:

         "If you assign the contract, that assignment will result in the termination of any automated withdrawal program that had been in effect.  If the new owner wants to re-institute an automated withdrawal program, then he/she needs to submit the forms that we require, in good order."